EXHIBIT 4.5
            Form of Series A Convertible Preferred Stock Certificate

NUMBER                                ECSI                                SHARES
________                                                                ________

             INCORPORATED UNDER THE LAWS OF THE STATE OF NEW JERSEY

                        ELECTRONIC CONTROL SECURITY INC.

                      AUTHORIZED TO ISSUE 20,000,000 SHARES

15,000,000 COMMON SHARES                   5,000,0000 PREFERRED SHARES
PAR VALUE $.001 EACH                       PAR VALUE $.01 EACH
                                           1,100,000 shares Series A Convertible
                                           Preferred Stock Authorized

                                           SEE REVERSE FOR CERTAIN DEFINITIONS

      THIS IS TO CERTIFY THAT _______________________________ IS THE OWNER OF __________________________FULLY PAID AND NON-ASSESSABLE SHARES

      of the Series A Convertible Preferred Stock of Electronic Control Security Inc. (hereinafter referred to as the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Articles of Incorporation, as amended, of the Corporation (a copy of which is on file with the Transfer Agent), to all of which the holder, by acceptance hereof, assents. This certificate is not valid until countersigned by the Corporation.

      Witness the facsimile seal of the Corporation and the facsimile signatures of its authorized officers.

      Dated:____________________ [seal]


      ______________________________            ________________________________
               SECRETARY                                    PRESIDENT

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THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH SHARE OWNER WHO SO REQUESTS
A STATEMENT OF THE DESIGNATIONS, TERMS, RELATIVE RIGHTS, PRIVILEGES, LIMITATIONS, PREFERENCES AND VOTING POWERS AND THE PROHIBITIONS, RESTRICTIONS AND QUALIFICATIONS OF THE VOTING AND OTHER RIGHTS AND POWERS OF THE SHARES OF EACH CLASS OF STOCK WHICH THE CORPORATION IS AUTHORIZED TO ISSUE AND OF THE VARIATIONS IN THE RELATIVE RIGHTS AND PREFERENCES BETWEEN THE SHARES OF EACH SERIES OF EACH CLASS OF STOCK WHICH THE CORPORATION IS AUTHORIZED TO ISSUE IN SERIES INSOFAR AS THE SAME HAVE BEEN FIXED AND DETERMINED, AND OF THE AUTHORITY OF THE BOARD OF DIRECTORS TO FIX AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT SERIES.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common             UNIF GIFT MIN ACT-________Custodian_________
TEN ENT - as tenants by the entireties                              (Cust)    (Minor)
JT TEN  - as joint tenants with right of                            under Uniform Gifts to Minors
          survivorship and not as tenants                           Act of ______________________
          in common                                                                (State)

    Additional abbreviations may also be used though not in the above list.

      For value received, ___________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

______________________________

________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
ASSIGNEE)

________________________________________________________________________________

__________________________________________________________________________Shares
of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated:__________________________

               _________________________________________________________________

               _________________________________________________________________
                              NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.